UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BB&T Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

[BB&T Corporation Letterhead]

April 12, 2007

Dear Fellow Shareholder:

All BB&T Corporation shareholders recently received the Proxy Statement for the 2007 Annual Meeting of Shareholders along with our Annual Report on Form 10-K and Summary 2006 Annual Review. At the meeting on April 24, 2007, shareholders are voting on three proposals: (1) the election of fifteen Directors, (2) the approval of amendments to the Corporation’s 2004 Stock Incentive Plan, and (3) the ratification of PricewaterhouseCoopers LLP as the Corporation’s auditor.

The Board and management recommend that shareholders vote FOR each of the 15 Director nominees, vote FOR the approval of the amendments to the Corporation’s 2004 Stock Incentive Plan and vote FOR the ratification of PricewaterhouseCoopers LLP as the Corporation’s auditor.

Your vote is very important. If you haven’t already done so, please vote by completing and returning the enclosed proxy card(s) by mail. Alternatively, you may vote by telephone or by using the Internet. To vote by telephone or the Internet, you will need the codes provided on the enclosed proxy card. Telephone and Internet voting is available 24 hours a day, seven days a week. If you would like to vote by telephone, you may call 1-800-433-2279. If you would like to vote by using the Internet, you may log onto the following website address: https://proxy.georgeson.com. Telephone and Internet voting facilities will close at 11:59 p.m. Eastern Daylight Time on April 23, 2007.

Thank you for your consideration.

Sincerely,

John A. Allison IV
Chairman and Chief Executive Officer

[BB&T Corporation Letterhead]

April 12, 2007

Dear Fellow Shareholder:

All BB&T Corporation shareholders recently received the Proxy Statement for the 2007 Annual Meeting of Shareholders along with our Annual Report on Form 10-K and Summary 2006 Annual Review. At the meeting on April 24, 2007, shareholders are voting on three proposals: (1) the election of fifteen Directors, (2) the approval of amendments to the Corporation’s 2004 Stock Incentive Plan, and (3) the ratification of PricewaterhouseCoopers LLP as the Corporation’s auditor.

The Board and management recommend that shareholders vote FOR each of the 15 Director nominees, vote FOR the approval of the amendments to the Corporation’s 2004 Stock Incentive Plan and vote FOR the ratification of PricewaterhouseCoopers LLP as the Corporation’s auditor.

Your vote is very important. If you haven’t already done so, please vote by completing and returning the enclosed proxy card(s) by mail. Alternatively, you may vote by telephone or Internet by following the instructions on the enclosed proxy card. Telephone and Internet voting is available 24 hours a day, seven days a week. Telephone and Internet voting facilities will close at 11:59 p.m. Eastern Daylight Time on April 23, 2007.

Thank you for your consideration.

Sincerely,

John A. Allison IV

Chairman and Chief Executive Officer

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.	Please mark your votes as indicated in this example	☒

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

1.	To elect fifteen nominees, namely: John A. Allison IV, Jennifer S. Banner, Anna R. Cablik, Nelle R. Chilton, Ronald E. Deal, Tom D. Efird, Barry J. Fitzpatrick, L. Vincent Hackley, Jane P. Helm, John P. Howe, III, M.D., James H. Maynard, Albert O. McCauley, J. Holmes Morrison, Nido R. Qubein and E. Rhone Sasser, as Directors of BB&T as described in Proposal 1 of the Proxy Statement.	☐	☐	☐

To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s name here
Nominee exception(s)

		FOR	AGAINST	ABSTAIN

2.	To approve the amendments to the BB&T Corporation 2004 Stock Incentive Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To ratify the appointment of PricewaterhouseCoopers LLP as BB&T’s independent registered public accounting firm for 2007.	☐	☐	☐

The undersigned hereby ratifies and confirms all that said attorney-in-fact, or either of them or their substitutes, may lawfully do or cause to be done hereof, and acknowledges receipt of the Notice of the BB&T Annual Meeting and Proxy Statement.

Date , 2007

Signature(s)

Signature(s)
Title or Authority

Please insert date of signing. Sign exactly as name appears at left. Where stock is issued in two or more names, all should sign. If signing as attorney, administrator, executor, trustee or guardian, give full title as such. A corporation should sign by an authorized officer and affix seal.

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PLEASE DETACH HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET

BB&T	VOTE BY INTERNET OR TELEPHONE 24 Hours a Day—7 Days a Week Save your Company Money—It’s Fast and Convenient

Your telephone or Internet vote authorizes the named attorney-in-fact to vote your shares in the same manner as if you marked, signed and returned the proxy card. If you have submitted your proxy by telephone or the Internet, there is no need for you to mail back your proxy card. Telephone and Internet voting facilities will close at 11:59 p.m. Eastern Daylight Time on April 23, 2007.

TELEPHONE		INTERNET		MAIL
1-800-433-2279		https://proxy.georgeson.com

· Use any touch-tone telephone · Have your proxy form in hand · Follow the simple recorded instructions	OR	· Go to the website address listed above · Have your proxy form in hand · Follow the simple instructions	OR	· Mark, sign and date the proxy card · Detach the proxy card below · Return the proxy card in the postage-paid envelope provided

CALL TOLL-FREE TO VOTE: 1-800-433-2279

BB&T CORPORATION

ANNUAL MEETING APRIL 24, 2007

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF BB&T CORPORATION

The undersigned shareholder of BB&T Corporation, a North Carolina corporation (“BB&T”), appoints John A. Allison IV and Christopher L. Henson, or either of them, with full power to act alone, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, to vote all shares of stock of BB&T that the undersigned is entitled to vote at the annual meeting of shareholders of BB&T to be held at The Westin Buckhead, 3391 Peachtree Road N.E., Atlanta, Georgia 30326, on April 24, 2007, at 11:00 a.m. local time and at any adjournment thereof, with all powers the undersigned would possess if personally present, as follows:

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS OF THE UNDERSIGNED. IF NO INSTRUCTION TO THE CONTRARY IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR DESCRIBED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, EACH AS LISTED ON THE REVERSE SIDE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE NAMED ATTORNEYS-IN-FACT.

(Continued on reverse side)

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